 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2009

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other jurisdiction incorporation)	(Commission file number)	(IRS employer identification no.)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On February 27, 2009, Boston Scientific Corporation (the “Company”) filed its Annual Report on Form 10-K for the year ended December 31, 2008. Effective January 1, 2009, the Company reorganized its international structure to provide more direct sales focus in the marketplace. Accordingly, the Company revised its reportable segments in its 2009 Quarterly Reports filed on Form 10-Q to reflect the way it currently manages and views its business. On this Form 8-K, the Company has revised certain sections within its 2008 Form 10-K to give retroactive effect to the change in reportable segments. All other information in the 2008 Form 10-K remains unchanged.

The revisions to the 2008 Form 10-K are as follows:

1.
The discussion of the Company’s reportable segments on page 13 under the heading "International Operations" within Item 1 of the Company’s 2008 Form 10-K is revised to reflect the change in the Company’s reportable segments.

2.
The discussion and presentation of net sales by reportable segment on page 50 under the heading "Results of Operations" within Item 7 of the Company’s 2008 Form 10-K is revised to reflect the change in the Company’s reportable segments.

3.
The discussion of the allocation of goodwill and the roll forward of the Company’s goodwill balance by reportable segment on pages 107-108 in Note E, Goodwill and Other Intangible Assets, to the Company’s consolidated financial statements contained in Item 8 of its 2008 Form 10-K is revised to reflect the change in the Company’s reportable segments.

4.
The discussion and presentation of information by reportable segment on pages 141-142 in Note P, Segment Reporting, to the Company’s consolidated financial statements contained in Item 8 of its 2008 Form 10-K is revised to reflect the change in the Company’s reportable segments.

This Current Report on Form 8-K does not reflect events or developments that occurred after February 27, 2009, and does not modify or update the disclosures in any way other than as required to reflect the effect of the change in the Company’s reportable segments described above. More current information is contained in the Company’s Quarterly Reports on Form 10-Q for the periods ended March 31, June 30, and September 30, 2009 and other filings with the SEC. The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K, the Forms 10-Q for the periods ended March 31, June 30, and September 30, 2009 and other documents filed by the Company with the SEC subsequent to February 27, 2009. Revisions to the 2008 Form 10-K included in this Current Report on Form 8-K as noted above supersede the corresponding portions of the Company’s 2008 Form 10-K filed on February 27, 2009.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
23	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP
99.1	Item 1. Business
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Item 8. Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: December 10, 2009	By:	/s/ Lawrence J. Knopf
Lawrence J. Knopf
Senior Vice President and Deputy General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

23	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP
99.1	Item 1. Business
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Item 8. Financial Statements and Supplementary Data